Exhibit 10.3

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IN ITS REASONABLE JUDGMENT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

WORLDS INC.

Warrant for the Purchase of Common Stock,

par value $0.001 per share

No. W-___ ___________ shares

Date: January 31, 2018 (subject to adjustment)

THIS CERTIFIES that, for good and valuable consideration, ____________________ (the “Holder”), with an address at _________________________________________________ is entitled to subscribe for and purchase from Worlds Inc. (the “Company”), upon the terms and conditions set forth herein, in whole or in part, at any time, or from time to time, after the date hereof and before 5:00 p.m. on January 30, 2023 (the “Exercise Period”), _____________ shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a price of $0.065 per share (the “Initial Exercise Price”), as same may be adjusted as provided for herein (the “Warrant Shares”).

1.       To the extent otherwise exercisable, this Warrant may be exercised during the Exercise Period as to the whole or any portion of the number of Warrant Shares, by (i) delivery of a written notice, in the form of the exercise notice attached hereto as Exhibit A (the “Exercise Notice”), of such Holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares to be exercised (plus any applicable issue or transfer taxes) (the “Aggregate Exercise Price”) in cash, or by means of bank check or wire transfer of immediately available funds. In the event that the exercise of this Warrant is for less than all of the Warrant Shares purchasable under this Warrant, the Company shall cause to be issued in the name of and delivered to the Holder hereof or as the Holder may direct, as soon as practicable, a new Warrant or Warrants of like tenor, for the balance of the Warrant Shares purchasable hereunder.

2.       Upon the exercise of the Holder’s right to purchase Warrant Shares granted pursuant to this Warrant, the Holder shall be deemed to be the holder of record of the number of Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after the exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the applicable number of Warrant Shares, registered in the name of the Holder. No fractional shares of Common Stock are to be issued upon exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

3.       Holder may not exercise any part of this Warrant if the number of shares of Common Stock issuable upon such exercise would result in beneficial ownership by the Holder of more than 4.99% of the outstanding shares of Common Stock of the Company on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises of only 4.99% and aggregate exercises by the Holder may exceed 4.99% rather, the limitation is limited only to any exercise that would result in beneficial ownership of greater than 4.99% of the outstanding Common Stock at any time, but if Holder beneficially owns the maximum number of shares of Common Stock but then such number of beneficially owned shares is reduced (e.g. by sale of any shares), the Holder may then exercise additional portions of this Warrant up to the maximum number. The Holder shall have the obligation to determine whether this restriction will limit any exercise hereunder and to the extent that the Holder determines that the limitation applies the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. The Holder may waive the exercise limitation described herein, in whole or in part, only upon, and effective after, 61 days prior written notice to the Company to increase such percentage to up to 9.99%.

(1)

4. (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee upon receipt of a duly executed warrant power in the form of Exhibit B hereto. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary

(b)       The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the purchase price therefor, shall be validly issued, fully paid and nonassessable.

5. (a) In the event that the outstanding shares of Common Stock are changed into a different number of shares of Common Stock by reason of any recapitalization, reclassification, stock split-up, combination of shares or dividend payable in shares of the Company or an otherwise similar event, appropriate adjustment shall be made in the number and kind of securities as to which this Warrant shall be exercisable, to the end that the proportionate interest of the Holder immediately after the occurrence of such event shall equal the proportionate interest of the Holder immediately before the occurrence of such event. Such adjustment shall be made without change in the total Exercise Price applicable to this Warrant but with a corresponding adjustment in the per share Exercise Price evidenced by this Warrant.

(b)       In case of any consolidation with or merger of the Company with or into another corporation or entity (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, conveyance or lease to another person or entity of the property of the Company as an entirety or substantially as an entirety, such successor or purchasing person or entity, as the case may be, shall (i) execute in favor of the Holder an agreement or instrument providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock or other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such event, (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, in order to effect such agreement and (iii) set aside or reserve, for the benefit of the Holder, the stock, securities, property and/or cash to which the Holder would be entitled upon exercise of this Warrant; provided, that, nothing contained in this paragraph 5(b) shall be interpreted so as to preclude the Holder from exercising this Warrant, in whole or in part, at any time prior to the consummation of any such consolidation, merger, sale, lease or conveyance.

(2)

(c)       The above provisions of this paragraph 5 shall similarly apply to successive consolidations, mergers, sales, leases, issuances or conveyances.

6.       In case at any time the Company shall propose:

(i)       to pay any dividend or make any distribution on shares of Common Stock in shares of common stock, or make any other distribution (other than regularly scheduled cash dividends) to all holders of common stock; or

(ii)       to issue any rights, warrants or other securities to all holders of the Company’s common stock entitling them to purchase any additional shares of common stock or any other rights, warrants or other securities; or

(iii)       to effect any reclassification or recapitalization of the Company’s common stock, or any consolidation or merger; or

(iv)       to effect any liquidation, dissolution or winding-up of the Company; or

(v)       to issue any shares of its Common Stock, or securities convertible or exercisable into its Common Stock, at a price per share lower than the Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder’s address as it shall appear in the Warrant Register, mailed at least ten (10) days prior to the date on which any such event is expected to occur.

7.        Notwithstanding any provisions herein to the contrary but only during the period provided in clause (ii) of this Section 7, if (i) the Per Share Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below) and (ii) a registration statement under the Securities Act of 1933, as amended (the “Act”), providing for the resale of all of the Warrant Shares is not then in effect, in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y - (A)(Y)

B

Where X = the number of shares of Common Stock to be issued to the Holder.

Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

A = the Exercise Price.

B = the Per Share Market Value of one share of Common Stock.

“Per Share Market Value” means on the date of exercise (a) the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such dated, or (b) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the closing price of the Common Stock on the primary market upon which it trades and if the primary market is the "Pink Sheets” then the average of the quotes on the exercise date.

(3)

8.       The issuance of any Warrant Shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Warrant Shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax or fee which may be payable in respect of any transfer involved in the issuance and delivery of any certificate representing Warrant Shares in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax, to the extent required to be so paid, or, if reasonably required by the Company, shall have established to the satisfaction of the Company that such tax has been paid.

9.       Unless registered, or freely saleable under Rule 144, as promulgated under the Act, the Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend or a similar legend to the following effect:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE ACT OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR EVIDENCE OF AN EXEMPTION THEREFROM (INCLUDING AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT).”

10.       The Holder of this Warrant, by the acceptance hereof, represents that he is acquiring this Warrant and the Warrant Shares for his own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempt under the Act; provided, however, that by making the representations herein, the Holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with, or pursuant to an exemption under, the Act. The Holder of this Warrant further represents, by acceptance hereof, that, as of this date, such Holder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Act (an “Accredited Investor”). Upon the exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that such Holder is an Accredited Investor. If such Holder cannot make such representations because they would be factually incorrect, it shall be a condition precedent to such Holder’s exercise of this Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

11.       Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (and upon surrender of this Warrant if mutilated), and upon reimbursement of the Company’s reasonable incidental expenses (including without limitation any insurance), the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

12.       The Holder shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

13.        Each of the Company and the Holder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Holder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant.

(4)

14.       Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or e-mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Worlds Inc.

11 Royal Road

Brookline, MA 02445

Telephone: (617) 725-8900

Facsimile: (617) 617-975-3888

E-Mail: thom@worlds.com

Attention: President

If to the Holder, at the address set forth above (if such Holder is the initial Holder of this Warrant), or to the facsimile number or email address or such other address for such Holder or its assignees as shall appear, from time to time, on the records maintained by the Company.

Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of transmission or (C) provided by nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

15.       Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

16.       This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within such State, without regard to principles of conflicts of law.

THE COMPANY AND THE HOLDER (BY THE ACCEPTANCE HEREOF) HEREBY IRREVOCABLE AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, NEW YORK, OVER ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE COMPANY AND THE HOLDER EACH AGREE THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, PROPERLY ADDRESSED TO IT AT ITS ADDRESS LISTED IN PARAGRAPH 13 ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT. THE COMPANY AND THE HOLDER IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE IN ANY ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT SUCH COURT REPRESENTS AN INCONVENIENT FORUM. THE COMPANY AND THE HOLDER AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT WHICH IS NO LONGER SUBJECT TO FURTHER REVIEW SHALL BE CONCLUSIVE AND BINDING UPON THE COMPANY AND THE HOLDER AND MAY BE ENFORCED AGAINST THE COMPANY OR THE HOLDER IN ANY OTHER COURTS TO WHOSE JURISDICTION THE COMPANY OR THE HOLDER, RESPECTIVELY, IS OR MAY BE SUBJECT BY SUIT UPON SUCH JUDGMENT. THE COMPANY AND THE HOLDER IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHTS TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM ARISING UNDER OR WITH RESPECT TO THIS WARRANT.

(5)

IN WITNESS WHEREOF, this Warrant was executed by the Company on the 31st day of January, 2018.

WORLDS INC.

By: ________________________

Name: Thom Kidrin

Title: CEO